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                                                                    EXHIBIT j(1)


                          INDEPENDENT AUDITORS' CONSENT



The Board of Trustees and Shareholders
AIM Equity Funds:

We consent to the use of our reports for the series portfolios of AIM Equity Funds dated December 6, 2000 included or incorporated herein.




/s/ KPMG LLP

Houston, Texas
August 28, 2002